UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________
FORM 8-K
____________________________
Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2015 (December 1, 2015) ____________________________
Aramark
(Exact name of Registrant as Specified in its Charter) ____________________________
Delaware	001-36223	20-8236097
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1101 Market Street Philadelphia, Pennsylvania	19107
(Address of Principal Executive Offices)	(Zip Code)
(Registrant's Telephone Number, Including Area Code): (215) 238-3000
N/A (Former name or former address, if changed since last report.)
___________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure
At its Investor Day on December 1, 2015, Aramark (the “Company”) will among other things discuss its goal to improve its adjusted operating income margin by 100 basis points by the end of fiscal 2018 and that, based upon certain assumptions outlined in the presentation, meeting that goal would help the Company to achieve an adjusted earnings per share goal of $2.20 for fiscal 2018. The presentation materials to be used at Aramark’s Investor Day are available on the Company’s website at aramark.com.
Forward-Looking Statements
This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect Aramark’s current views as to future events and financial performance with respect to, without limitation, conditions in its industry, its operations, its economic performance and financial condition, including, in particular, statements relating to its business and growth strategy. These statements can be identified by the fact that they do not relate strictly to historical or current facts. They use words such as “outlook,” “aim,” “anticipate,” “are confident,” “have confidence,” “estimate,” “expect,” “will be,” “will continue,” “will likely result,” “project,” “intend,” “plan,” “believe,” “see,” “look to,” “goal” and other words and terms of similar meaning or the negative versions of such words.
Forward-looking statements speak only as of the date made. All statements Aramark makes relating to its estimated and projected earnings, costs, expenditures, cash flows, growth rates and financial results are forward-looking statements. In addition, the Company, through its senior management, from time to time make forward-looking public statements concerning its expected future operations and performance and other developments. These forward-looking statements are subject to risks and uncertainties that may change at any time, and, therefore, the Aramark’s actual results may differ materially from those that it expected. Aramark derives many of its forward-looking statements from its operating budgets and forecasts, which are based upon many detailed assumptions. While the Company believes that its assumptions are reasonable, it cautions that it is very difficult to predict the impact of known factors, and, of course, it is impossible for the Company to anticipate all factors that could affect its actual results. All subsequent written and oral forward-looking statements attributable to the Company, or persons acting on our behalf, are expressly qualified in their entirety by the cautionary statements. Some of the factors that the Company believes could affect our results include without limitation: unfavorable economic conditions; natural disasters, global calamities, sports strikes and other adverse incidents; the failure to retain current clients, renew existing client contracts and obtain new client contracts; a determination by clients to reduce their outsourcing or use of preferred vendors; competition in the Company’s industries; increased operating costs and obstacles to cost recovery due to the pricing and cancellation terms of the Company’s food and support services contracts; the inability to achieve cost savings through cost reduction efforts; the Company’s expansion strategy; the failure to maintain food safety throughout the Company’s supply chain, food-borne illness concerns and claims of illness or injury; governmental regulations including those relating to food and beverages, the environment, wage and hour and government contracting; liability associated with noncompliance with applicable law or other governmental regulations; changes in, new interpretations of or changes in the enforcement of the government regulatory framework; currency risks and other risks associated with international operations, including Foreign Corrupt Practices Act, U.K. Bribery Act and other anti-corruption law compliance; continued or further unionization of the Company’s workforce; liability resulting from our participation in multiemployer defined benefit pension plans; risks associated with suppliers from whom the Company’s products are sourced; disruptions to the Company’s relationship with, or to the business of, its primary distributor; the inability to hire and retain sufficient qualified personnel or increases in labor costs; healthcare reform legislation; the contract intensive nature of the Company’s business, which may lead to client disputes; seasonality; disruptions to or breaches of the Company’s information security systems or compromises of data; failure to maintain effective internal controls; the Company’s leverage; the inability to generate sufficient cash to service all of the Company’s indebtedness; debt agreements that limit the Company’s flexibility in operating its business; and other factors set forth in the “Risk Factors,” -“ Legal Proceedings” and “Management Discussion and Analysis of Financial Condition and Results of Operations” sections and other sections of the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on December 3, 2014 as such factors may be updated from time to time in our other periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov and which may be obtained by contacting Aramark’s investor relations department via its website www.aramark.com. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this report and in the Company’s filings with the SEC. As a result of these risks and uncertainties, readers are cautioned not to place undue reliance on any forward-looking statements included herein or that may be made elsewhere from time to time by, or on behalf of, the Company. The Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments, changes in its expectations, or otherwise, except as required by law.
The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K shall not be considered “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by Aramark under the Securities Act of 1933, as amended or under Securities Exchange Act of 1934, as amended, unless Aramark expressly sets forth in such future filings that such information is to be considered “filed” or incorporated by reference therein.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aramark

By:	/S/ STEPHEN P. BRAMLAGE, JR.

Name:	Stephen P. Bramlage, Jr.

Title:	Executive Vice President and Chief Financial Officer

December 1, 2015